1 TRANSACTION SUMMARY Wafra Partnership/REIT Update A p r i l 2 0 2 2

2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws, including statements relating to (i) our strategy, outlook and growth prospects; (ii) our operational and financial targets and (iii) estimated tax impacts of our transition to a conventional C-Corp. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, whether the Company’s acquisition of Wafra’s interest described herein will be completed within the time frame and on the terms anticipated or at all, whether the Company will realize any of the anticipated benefits from the transaction with Wafra, whether the Digital IM business will continue to grow at the rate anticipated, whether the Company will be able to utilize certain tax attributes to offset future income and gains as contemplated, the duration and severity of the current novel coronavirus (COVID-19) pandemic, the impact of the COVID-19 pandemic on the global market, economic and environmental conditions generally and in the digital and communications technology and investment management sectors; the effect of COVID-19 on the Company's operating cash flows, debt service obligations and covenants, liquidity position and valuations of its real estate investments, as well as the increased risk of claims, litigation and regulatory proceedings and uncertainty that may adversely affect the Company; our status as an owner, operator and investment manager of digital infrastructure and real estate and our ability to manage any related conflicts of interest; our ability to obtain and maintain financing arrangements, including securitizations, on favorable or comparable terms or at all; the impact of initiatives related to our digital transformation, including formation of certain investment management platforms, on our growth and earnings profile; whether we will realize any of the anticipated benefits of our strategic partnership with Wafra, including whether Wafra will make additional investments in our Digital IM and Digital Operating segments; our ability to integrate and maintain consistent standards and controls, including our ability to manage our acquisitions in the digital industry effectively; whether we will be able to effectively deploy the capital we have committed to capital expenditures and greenfield investments; the impact to our business operations and financial condition of realized or anticipated compensation and administrative savings through cost reduction programs; our ability to redeploy the proceeds received from the sale of our non-digital legacy assets within the timeframe and manner contemplated or at all; our business and investment strategy, including the ability of the businesses in which we have a significant investment (such as Brightspire Capital, Inc. (NYSE:BRSP)) to execute their business strategies; the trading price of BRSP shares and its impact on the carrying value of the Company's investment in BRSP, including whether the Company will recognize further other-than-temporary impairment on its investment in BRSP; performance of our investments relative to our expectations and the impact on our actual return on invested equity, as well as the cash provided by these investments and available for distribution; our ability to grow our business by raising capital for the companies that we manage; our ability to deploy capital into new investments consistent with our digital business strategies, including the earnings profile of such new investments; the availability of, and competition for, attractive investment opportunities; our ability to achieve any of the anticipated benefits of certain joint ventures, including any ability for such ventures to create and/or distribute new investment products; our ability to satisfy and manage our capital requirements; our expected hold period for our assets and the impact of any changes in our expectations on the carrying value of such assets; the general volatility of the securities markets in which we participate; changes in interest rates and the market value of our assets; interest rate mismatches between our assets and any borrowings used to fund such assets; effects of hedging instruments on our assets; the impact of economic conditions on third parties on which we rely; any litigation and contractual claims against us and our affiliates, including potential settlement and litigation of such claims; our levels of leverage; adverse domestic or international economic conditions, including those resulting from the impact of legislative, regulatory and competitive changes; our ability to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended; changes in our board of directors or management team, and availability of qualified personnel; our ability to make or maintain distributions to our stockholders; our understanding of our competition; and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” as such factors may be updated from time to time in the Company’s subsequent periodic filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in the Company’s reports filed from time to time with the SEC. The Company cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. The Company is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and the Company does not intend to do so. The transaction with Wafra described herein is anticipated to close in the second quarter of 2022 and is subject to regulatory clearance and customary closing conditions. We can provide no assurance that it will close on the timing anticipated or at all. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This information is not intended to be indicative of future results. Actual performance of the Company may vary materially. The appendix hereto contains important information relating to non-GAAP financial measures that is material to an understanding of this presentation, and you should read this presentation only with and in context of the appendix.

3 EXECUTIVE SUMMARY ▪ DigitalBridge to transition successful strategic partnership with Wafra from Investment Management platform (“Digital IM”) up to DBRG corporate level ▪ Transaction values Wafra’s 31.5% ownership stake in Digital IM at $800M, payable $390M cash/$410M newly-issued Class A common stock, subject to certain net cash and closing adjustments. Additionally, Wafra has earnout of up $125M, subject to certain performance thresholds. DigitalBridge and Wafra Progress Partnership Transaction to consolidate 100% of Digital IM platform under DBRG Investment to increase exposure to high-growth Digital IM franchise Accretive Transaction to Boost DBRG Shareholder Earnings De minimis tax implications as well as simplification benefits Corporate Transition from REIT to C-Corp ▪ Accretive transaction to result in immediate, substantial increase in DBRG earnings, with 100% of Digital IM FRE to flow to DBRG shareholders ▪ $38M in incremental run-rate fee related earnings (“FRE”) to DBRG, +46%, at existing ‘22 guidance of $120M ▪ Favorable valuation with attractive projected forward multiples, due to rapid growth in IM franchise; FRE expected to grow to $46M in 2023 and $60M in 2025 based on midpoint of existing guidance ▪ Transaction will increase DBRG shareholder exposure to high-growth, high-ROIC investment management platform poised to continue scaling ‘full stack’ strategy ▪ Highest-and-Best Use - Redeploy balance sheet capital into IM platform projected to grow 20% through forecast range organically while generating strong cash flows and high incremental margins ▪ Additionally, DBRG to retain 100% of corporate share of performance fees (carried interest) on future funds (see additional detail later in this presentation) ▪ Transaction catalyzes change in corporate tax treatment from REIT to traditional C-Corp, enhancing strategic flexibility and providing additional simplification benefits ▪ De minimis tax implications expected given substantial legacy NOLs and Capital Loss Carryforwards ▪ Greater strategic flexibility to retain and re-invest earnings consistent with strategic roadmap to create ‘serial compounder of value’

KEY FINANCIAL CONSIDERATIONS

Transaction to provide immediate boost to earnings and cash flows from high-margin digital investment management platform at attractive valuation levels

Will immediately increase DBRG share of FRE from 68.5% to 100%

- $38M incremental run-rate FRE to DBRG at-share based on midpoint '22 guidance of $120M, +46% increase
- Incremental FRE of $46M in 2023 and $60M+ by 2025 at the midpoint

Attractive valuation - Forward multiples reflect expected rapid growth in Digital IM platform

- Compares favorably with:
  - DBRG target multiples for Direct Operating deployment: 20x EBITDA
  - Public Alt Asset Mgmt peers: Averaging 25-30x FRE
  - Other recent transactions: Barings Asia
- Wafra will continue to participate in upside through stock ownership

Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation.

DBRG Fee-Related Earnings Guidance



($ in millions; FRE mid-point at DBRG share)
Run-rate '22 DBRG FRE Increases by +46%
Post-Transaction DBRG Share
Pre-Transaction Wafra Share
Pre-Transaction DBRG Share
$120(1)
+$38
$82
$145
+$46
$99
$190
+$60
$130

	2022(1)	2023	2025
Digital IM FRE (earnings)	$115 - $125M *$120 mid-point*	$130 - $160M *$145 mid-point*	$165 - $215M *$190 mid-point*
Consideration (assumes Earnout achieved in 2023)	$800M	$925M	$925M
Incremental IM FRE (31.5% of mid-point)	+$38M	+$46M	+$60M

DIGITALBRIDGE 1) 2022 Incremental FRE represents run-rate FRE, DBRG will not recapture IM FRE paid to Wafra for 2022 prior to transaction close

Guidance Previously reported on 2/24/2022

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5 KEY STRATEGIC CONSIDERATIONS ▪ Increase exposure to High-Growth, High-Margin, High-ROIC DBRG asset management platform ▪ Projected organic growth in FRE through 2025 of 20%+ ▪ >50% operating margins, incrementals even higher ▪ High-ROIC profile, capital-light growth vector ▪ Continued simplification with easier to understand, 100% owned, Digital Investment Management platform ▪ Flexibility to grow and achieve greater scale outside of REIT constraints ▪ Grow business to maximize opportunity, not maintain legacy corporate structure ▪ Ability to reinvest capital in building ‘serial compounder of value’ ▪ De minimis incremental tax implications eliminate need for ‘trade-offs’ Capitalize on digital transformation, 5G and future network cycles with a sustainable reinforcing edge Serial Value Compounder High ROIC capital formation in Digital IM Digital Operating: Core organic growth in mid/high single digits Operating leverage from DBRG platform Reinvest Earnings/Cash Flows into DBRG Algorithm Growth capex, strategic M&A Broader, deeper base of capital Transaction will allocate balance sheet ‘dry powder’ to boost ownership in high-growth, high-ROIC Digital IM platform at attractive valuation, particularly when viewed through medium/long-term lens.

SUMMARY OF KEY DEAL TERMS

Key Deal Terms

Transaction Scope	▪ **Conversion of Wafra's investment in the Digital IM business:** ▪ 31.5% share in fee-related earnings (FRE) and corporate share of performance fees (carried interest)
Consideration	▪ **$800M Upfront payment ($390M Cash / $410M stock)** ▪ Cash consideration from balance sheet cash-on-hand, subject to certain net cash and closing adjustments ▪ $410M stock issued based on 20-trading trailing VWAP
Earnout	▪ **$125M earnout based on new capital formation targets** ▪ $125M if $6B+; $100M if $5-6B; $90M if $4-5B ▪ Measurement is cumulative 2yr total over 2022 and 2023 calendar years; Consideration may include up to 50% in stock, at DBRG election
Sponsor Fund Investments	▪ **Existing GP Commitments and other fund LP investments are excluded from the scope of this transaction**
Close Date	▪ **Projected to close in 2Q 2022**

Pre/Post Transaction Analysis

Digital IM	Current	Post-Transaction
Fee-Related Earnings (FRE)	DBRG 68.5% / Wafra 31.5%	DBRG 100%
Corporate Share of Performance Fees[1] (Carried Interest)	DBRG 68.5% / Wafra 31.5%	DBRG 100% for all future investment funds DBPI - Wafra retains 31.5% of corporate share DBP II – Wafra retains 20% of corporate Share; DBRG recovers 11.5%
Corporate Share of GP Fund Commitments	DBRG 68.5% / Wafra 31.5%	Future - DBRG 100% Wafra retains investment stakes in existing funds (DBP I, DBP II, Coinvest, Liquid)
Corporate		
Common Stock	NA	$410M, to be issued at $7.10 (the 20-day trailing VWAP prior to signing), resulting 57.7M shares, 8.5% of outstanding shares

DIGITALBRIDGE

1) Excludes Performance Fees (carried interest) allocated to management

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7 CHANGE TO CONVENTIONAL C-CORP INCREASES FLEXIBLITY In connection with this transaction, DBRG to revert to conventional C-Corp structure, will not pursue Real Estate Investment Trust (“REIT”) election in 2022 Combination of the additional strategic flexibility and analysis highlighting lack of material tax impacts make decision clear. ▪ Ability to reinvest and scale fast-growing digital platform over time prioritized over REIT ‘gymnastics’ ▪ Wafra transaction is excellent example of ‘highest and best use’ of capital that does not fit REIT structure ▪ Other examples: Warehouse investments on balance sheet, acquisition of other attractive non-REIT qualified assets ▪ Future Performance Fees (carried interest) expected to impact REIT income tests ▪ Streamlined structure, lower administrative expenses With primary strategic objective to maximize shareholder value creation by building next-generation digital infrastructure platform, company has taken pragmatic approach to legacy REIT status… ‘Does it serve our strategy?’ TAX IMPLICATIONS Capital Loss Carryforwards (Est) Net Operating Losses (Est) Q1 2022 Estimated Balance $1,000M Q1 2022 Estimated Balance $100M Generally applicable to: ▪ Gains/Losses from Investments ▪ Performance Fees (carried interest) Generally applicable to: ▪ Income from Digital Operating businesses Note: Digital IM already in taxable REIT subsidiary, NO CHANGE Analysis of potential tax implications conducted using Company’s published forward guidance highlights significant and attractive DigitalBridge tax attributes which make REIT election unnecessary Result: 5-Year NPV of tax impact is expected to range from $10-60M Note: There can be no assurance that actual amounts will not be materially higher or lower than these expectations. Readers should refer to the discussion in the Cautionary Statement Regarding Forward-Looking Statements section at the beginning of this presentation.

NEW CORPORATE TAX STRUCTURE IMPLICATIONS

Corporate strategy remains the same, opportunity set remains the same…

C-Corp Considerations

Benefits

- ☑ DigitalBridge IM platform unconstrained by REIT qualification requirements
- ☑ Carryforward of tax attributes shelter future gain from investments, performance fees (carried interest)
- ☑ Capital allocation flexibility
  - Ability to retain and grow earnings within structure
  - Future strategic initiatives/ transactions without regulatory REIT constraints
- ☑ Reduced regulatory burden/Cost savings - No asset and income testing, reduced costs of structuring, etc.

Risks

- ✖ Incremental Tax Leakage from Conversion *De minimis – 5yr NPV of estimated impact $10-60M*
- ✖ Comparability with Peers - 'REIT-Only' investors. *Represent ~3% of investor base, minimal disruption.*

  Investor base focused on DBRG team building next-generation digital infrastructure platform, not corporate tax election (especially when analysis shows impact of change is de minimis!)

DIGITALBRIDGE

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9 IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES This presentation includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including the financial metrics defined below, of which the calculations may differ from methodologies utilized by other companies for similar performance measurements, and accordingly, may not be comparable to those of other companies. Digital Investment Management Fee Related Earnings (FRE): The Company calculates FRE for its investment management business within the digital segment as base management fees, other service fee income, and other income inclusive of cost reimbursements, less compensation expense excluding equity-based compensation, carried interest and incentive compensation, administrative expenses (excluding fund raising placement agent fee expenses), and other operating expenses related to the investment management business. The Company uses FRE as a supplemental performance measure as it may provide additional insight into the profitability of the overall digital investment management business. This presentation includes forward-looking guidance for certain non-GAAP financial measures, including FRE. These measures will differ from net income, determined in accordance with GAAP, in ways similar to those described in reconciliations of historical FRE to net income previously reported by the Company. We do not provide guidance for net income, determined in accordance with GAAP, or a reconciliation of guidance for FRE to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income.

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